SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549




                         FORM 8-K

                      CURRENT REPORT




          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): June 18,
1997



           AMERICAN GENERAL FINANCE CORPORATION
    (Exact Name of Registrant as Specified in Charter)



Indiana                   1-6155                 35-0416090
(State or Other      (Commission File         (IRS Employer
Jurisdiction of           Number)            Identification
Incorporation)                                         No.)


                                601 N.W. Second Street,
Evansville, IN        47708
                            (Address of Principal
Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:   (812)
424-8031

Item 5.    Other Events.

 On June 18, 1997, Moody's Investors Service, Inc. announced that it had lowered the senior unsecured debt rating of American General Finance Corporation to A2 from A1.



                         SIGNATURE


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                     AMERICAN GENERAL FINANCE CORPORATION



Dated: June 19, 1997  By: /s/ GEORGE W. SCHMIDT
                          George W. Schmidt
                          Controller and Assistant Secretary